SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 23, 2004

            TRANSTECH INDUSTRIES, INC.
(Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)981-0777

(Former name or former address, if changed
since last report.)                                Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


                                             Page 1 of 3 pages

Item 8.01.  OTHER EVENTS.

Press Release

The following is the text of the press release dated November 23, 2004 announcing the inclusion of Transtech Industries, Inc. as a respondent to a Unilateral Administrative Order issued by the United States Environmental Protection Agency on November 17, 2004.

         TRANSTECH INDUSTRIES, INC. NAMED TO UNILATERAL
                      ADMINISTRATIVE ORDER

     PISCATAWAY, N.J., November 23, 2004 - Robert V. Silva, President and Chief Executive Officer of Transtech Industries, Inc. (OTC BULLETIN BOARD:TRTI)announced today that the Company, along with certain other potentially responsible parties ("PRPs"), has been named as a respondent to an Unilateral Administrative Order (the "UAO") issued by the United States Environmental Protection Agency ("EPA") on November 17, 2004 regarding a superfund site located on Paterson Plank Road in Carlstadt, New Jersey (the "Site"). The UAO requires the respondents to contribute toward the implementation of the Operable Unit 2 remediation plan for the Site and to reimburse EPA for alleged past costs incurred by it regarding the Site. Respondents must notify EPA whether or not they intend to comply with the requirements of the UAO within thirty days from the effective date of the UAO. The Company's potential share of such contribution and reimbursement, if any, has yet to be determined.

     The Company's relationship with the Site has been previously disclosed in many of the Company's press releases and filings with the Securities and Exchange Commission. The Company had operations at the Site during the late 1960s, was named as a respondent, along with other PRPs, to a September 1990 Unilateral Administrative Order issued by EPA and in September 2002, received a notice issued by EPA to the PRPs that sought $9.5 million for the issues addressed in the UAO; i.e. reimbursement of EPA's costs and the financing of the Operable Unit 2 plan.

     This news release may contain forward-looking statements as defined by federal securities laws, that are based on current expectations and involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risks and uncertainties include among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's ability to successfully identify new business opportunities; changes in the industry; competition; the effect of regulatory and legal proceedings. The forward-looking statements contained in this news release speak only as of the date of release; and the Company does not undertake to revise those forward-looking statements to reflect events after the date of this release.




                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRANSTECH INDUSTRIES, INC.
                              (Registrant)


                              By: /s/ Andrew J. Mayer, Jr.
                                 Andrew J. Mayer, Jr., Vice
                                 President-Finance, Chief
                                 Financial Officer and
                                 Secretary

Dated:  November 23, 2004